UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 14, 2022

Commission File Number: 000-52369

FitLife Brands, Inc.
(Exact name of registrant as specified in its charter.)

Nevada	20-3464383
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

5214 S. 136th Street, Omaha, Nebraska 68137
(Address of principal executive offices)

402-333-5260
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 14, 2022, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of FitLife Brands, Inc. (the “Company”) recommended, and the Board approved, the dismissal of Weaver and Tidwell, LLP (“Weaver”) as the Company’s independent registered public accounting firm.

During the Company’s fiscal years ended December 31, 2020 and 2021, and through October 14, 2022 (the date of Weaver’s dismissal), there were no (i) disagreements with Weaver on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Weaver’s satisfaction, would have caused Weaver to make reference to the subject matter of the disagreements in its reports on the Company’s consolidated financial statements for such years, and (ii) reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, except that as reported on October 13, 2022, the Company filed Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2020, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 to restate its financial statements for the years ended December 31, 2019 and 2020, and to restate the interim financial statements for each of the quarterly periods in 2019, 2020 and 2021 included in its Quarterly Reports on Form 10-Q for the periods ending March 31, 2019, June 30, 2019, September 30, 2019, March 31, 2020, June 30, 2020, September 30, 2020, March 31, 2021, and June 30, 2021 (collectively, the "Restated Periods") to correct historical errors related to the recognition of  revenue, expensing of costs of inventory, inventory, accounts receivable and the financial reporting and internal controls related to such arrangements (the "Restatement"). As reported in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and on Form 10-K/A for the years ended December 31, 2019 and 2020, the Company reported material weaknesses arising from flaws in its control environment, risk oversight measures, control activities, information processing and communication and our monitoring systems resulting in the Restatements of its financial statements during the Restated Periods.

The Audit Committee authorized Weaver to respond fully to inquiries of the successor accountant (described in the Company’s Current Report on Form 8-K filed separately on October 7, 2022) concerning the reportable event. The Company has provided Weaver with a copy of this Form 8-K and requested that Weaver provide the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above disclosures. A copy of Weaver’s letter, dated October 17, 2022, is attached as Exhibit 16.1 to the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Weaver and Tidwell, LLP dated October 17, 2022, filed electronically herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FitLife Brands, Inc.

October 18, 2022	By:	/s/ Dayton Judd
Dayton Judd
Chief Executive Officer